Contract Liabilities	6 Months Ended
Jun. 30, 2025
Revenues [Abstract]
Contract liabilities
13.	Contract liabilities

	As of June 30, 2025	As of December 31, 2024
	In thousands of USD
Contract liabilities	$150	$696
Total	$150	$696

Contract liability refers to the payment received from a customer before the Company transfers the related services in advance. Contract liability primarily consists of advanced payment received from customers for which the Company’s revenue recognition criteria have not been met. The contract liability will be recognized as revenue once the criteria for revenue recognition have been met. The unearned revenue amounted to $0.70 million and $1.03 million was totally recognized for the six months ended June 30, 2025 and 2024, respectively.